REVENUE AND SEGMENT INFORMATION	12 Months Ended
Dec. 31, 2012
REVENUE AND SEGMENT INFORMATION
REVENUE AND SEGMENT INFORMATION

4.                       REVENUE AND SEGMENT INFORMATION

The Group’s chief operating decision maker is the Chief Executive Officer, who reviews consolidated results when making decisions about allocating resources and assessing performance of the Group. Hence, the Group has only one operating segment.

Geographic information

The Group operates in the PRC and all of the Group’s long-lived assets are located in the PRC.

Components of net revenues are presented in the following table:

	For the year ended December 31,
	2010	2011	2012
Automotive navigation	63,410	85,853	92,122
Mobile/Internet location-based solutions	11,322	27,420	47,575
Public sector and enterprise applications	9,061	12,278	17,693
Other	1,972	1,409	2,303
Net revenues	85,765	126,960	159,693